Ziegler Strategic Income Fund

Institutional Class - ZLSIX

A series of Trust for Advised Portfolios (the “Trust”)

April 15, 2016

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2016

Ziegler Capital Management, LLC (“Ziegler”), as investment adviser to the Ziegler Strategic Income Fund (the “Fund”), has recommended, and the Board of Trustees of the Trust has approved, the liquidation and termination of the Fund.  The liquidation is expected to occur after the close of business on June 15, 2016 (the “Liquidation Date”).

Effective April 18, 2016, the Fund will no longer accept purchases of new shares.  In addition, beginning on April 18, 2016, Ziegler will begin an orderly liquidation of the Fund’s assets to meet Fund redemptions.  As part of this orderly liquidation process, the Fund’s assets will be converted into cash and cash equivalents.  As a result, during this process, the Fund will no longer be investing the Fund’s assets in accordance with its stated investment objective and policies.

As described in the Fund’s Prospectus, at any time prior to the Liquidation Date, shareholders of the Fund may redeem their investments or may exchange shares of the Fund at net asset value for shares of the same class of the Ziegler Floating Rate Fund or the Ziegler FAMCO Covered Call Fund.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.  Please see the Prospectuses for the Ziegler Floating Rate Fund and the Ziegler FAMCO Covered Call Fund for more information.  Accounts not redeemed by the Liquidation Date will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the shareholder’s address of record.

Please contact the Fund at 1-877-568-7633 if you have questions or need assistance.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI